Exhibit 99.1

Adial Announces Appointment of Tony Goodman as Chief Operating Officer

Highly Experienced Pharma Commercial and Business Development Executive in Addiction Treatment Space Joins Leadership Team While Continuing as Board Member

Charlottesville, VA, – Jan. xx, 2024 – Adial Pharmaceuticals, Inc. (NASDAQ: ADIL; ADILW) (“Adial” or the “Company”), a clinical-stage biopharmaceutical company focused on developing therapies for the treatment and prevention of addiction and related disorders, today announced the appointment of Tony Goodman as Chief Operating Officer.

A highly accomplished pharmaceutical industry executive and member of Adial’s Board of Directors since 2017, Mr. Goodman will oversee the Company’s strategic growth initiatives, including clinical development and commercial planning for AD04, as well as business development initiatives focused on partnership opportunities in the area of addiction treatment. He will continue to serve on Adial’s Board.

Cary J. Claiborne, Adial’s Chief Executive Officer, stated, “We welcome Tony to the senior management team at this pivotal time for the Company. He brings senior leadership and business development experience from his past work with several pharmaceutical companies, including Indivior, where he and I worked closely together. The addition of Tony to the Adial team enables us to more fully benefit from his extensive experience and successful track record within the biopharmaceutical industry, especially within the addiction space, as we approach the next phase in our advancement of the AD04 clinical program and begin preparations for potential commercialization for the treatment of alcohol use disorder (“AUD”). We look forward to Tony executing in his new role as we move toward completion of our partnering activities and advance the AUD program into the next stage of clinical development.”

Mr. Goodman commented, “After supporting Cary and Adial with strategic partnering initiatives following the ONWARD™ trial, I strongly believe in the value that AD04 can bring to patients struggling with AUD. AD04 is a unique asset, and our post hoc analyses bring new hope that the next trials will prove the clinical relevance of AD04 in treating AUD. I look forward to leading the efforts to bring this much needed treatment to patients.”

Mr. Goodman’s career spans more than 23 years in the pharmaceutical and biotech industries. He is the founder and Managing Director of The Keswick Group LLC, a strategic commercial and business development advisory firm. From October 2014 until February 2017, he served as the Chief Business Development Officer of Indivior PLC (INDV, FTSE 500) and a member of the executive team that brought it public as a de-merger from Reckitt Benckiser Inc., the parent company of Reckitt Benckiser Pharmaceuticals (“RBP”). Mr. Goodman held many leadership positions at RBP and Indivior from 2006 until 2017 that included Global Director, Commercial Development and Strategic Planning; Global Head, Category Development; Director of US Business Development; and Director of US Commercial Managed Care. During his time at RBP, revenue grew to more than $1 billion annually in the addiction market. He has also served as the Director of Strategic Marketing and Business Development at PRA International. Mr. Goodman graduated from Marshall University with a degree in Business Administration and is currently a Full Board Executive with the National Association of Corporate Directors (“NACD”).

About Adial Pharmaceuticals, Inc.

Adial Pharmaceuticals is a clinical-stage biopharmaceutical company focused on the development of therapies for the treatment and prevention of addiction and related disorders. The Company’s lead investigational new drug product, AD04, is a genetically targeted, serotonin-3 receptor antagonist, therapeutic agent for the treatment of AUD in heavy drinking patients and was recently investigated in the Company’s ONWARD™ pivotal Phase 3 clinical trial for the potential treatment of AUD in subjects with certain target genotypes (estimated to be approximately one-third of the AUD population) identified using the Company’s proprietary companion diagnostic genetic test. ONWARD showed promising results in reducing heavy drinking in heavy drinking patients, and no overt safety or tolerability concerns. AD04 is also believed to have the potential to treat other addictive disorders such as Opioid Use Disorder, gambling, and obesity. Additional information is available at www.adial.com.

Forward Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements are based upon various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. The forward-looking statements include statements regarding the addition of Mr. Goodman enabling the Company to more fully benefit from his extensive experience and successful track record within the biopharmaceutical industry as the Company approaches the next phase in its advancement of the AD04 clinical program and begins preparations for potential commercialization for the treatment of AUD, the Company moving toward completion of its partnering activities and advancing the AUD program into the next stage of clinical development, the value that AD04 can bring to patients struggling with AUD, the next trials proving the clinical relevance of AD04 in treating AUD, bringing this much needed treatment to patients and the potential of AD04 to treat other addictive disorders such as opioid use disorder, gambling, and obesity. Any forward-looking statements included herein reflect our current views, and they involve certain risks and uncertainties, including, among others, our ability to pursue our partnering activities and regulatory strategy, our ability to maintain our Nasdaq listing, our ability to advance ongoing partnering discussions, our ability to obtain regulatory approvals for commercialization of product candidates or to comply with ongoing regulatory requirements, our ability to develop strategic partnership opportunities and maintain collaborations, our ability to obtain or maintain the capital or grants necessary to fund our research and development activities, our ability to retain our key employees or maintain our Nasdaq listing, our ability to complete clinical trials on time and achieve desired results and benefits as expected, regulatory limitations relating to our ability to promote or commercialize our product candidates for specific indications, acceptance of our product candidates in the marketplace and the successful development, marketing or sale of our products, our ability to maintain our license agreements, the continued maintenance and growth of our patent estate and our ability to retain our key employees or maintain our Nasdaq listing,. These risks should not be construed as exhaustive and should be read together with the other cautionary statement included in our Annual Report on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was initially made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

Contact:

Crescendo Communications, LLC

David Waldman / Alexandra Schilt

Tel: 212-671-1020

Email: ADIL@crescendo-ir.com